UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 14, 2009
TRACTOR SUPPLY COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-23314	13-3139732

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Powell Place Brentwood, Tennessee	37027

(Address of Principal Executive Offices)	(Zip Code)
(615) 440-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former Address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On or about March 27, 2009, Tractor Supply Company (the “Company”) mailed a proxy statement to its stockholders describing the matters to be voted on at the annual meeting to be held on May 7, 2009, including the approval of the 2009 Stock Incentive Plan (the “Plan”). After mailing the proxy statement, the Company was informed by RiskMetrics that the Plan previously approved by the Board resulted in RiskMetrics’ cost guidelines being exceeded based on the valuation methodology used by RiskMetrics. Consequently, the Company decided to approve amendments to the Plan to conform to such RiskMetrics guidelines and recommendations, and to seek stockholder approval of the Plan, as amended.
     Accordingly, on April 14, 2009, the Board of Directors of the Company approved amendments to the Plan to (i) reduce the number of shares of common stock authorized for issuance pursuant to the Plan from 3,400,000 shares to 3,100,000 shares; (ii) provide that only Options or other Awards granted under the 2000 Stock Incentive Plan or 2006 Stock Incentive Plan that expire unexercised or are forfeited will increase the number of Shares with respect to which Options or other Awards may be granted under the Plan; (iii) provide that Awards other than SARs and Options will count against the Shares available for issuance under the Plan as two Shares for every one issued in connection with the Award, and Shares issued pursuant to the exercise of Options will count against the Shares available for issuance under the Plan as one Share for every one Share to which such exercise relates; (iv) clarify that the approval of the Company’s stockholders is required to lower or reduce the option price of outstanding Options or the price of any outstanding SAR or to purchase, replace or cancel an Option or SAR with cash or a different type of award; and (v) provide that the number of Shares available for grant will be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as Performance Awards.
     The amended Plan will be presented for stockholder approval at the Company’s Annual Meeting of Stockholders to be held on Thursday, May 7, 2009. The Company expects that RiskMetrics will recommend voting in favor of the Plan.
     A copy of the Plan incorporating the amendments (which are marked) is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
99.1	2009 Stock Incentive Plan, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRACTOR SUPPLY COMPANY
By:	/s/ Anthony F. Crudele
Anthony F. Crudele
Executive Vice President, Chief Financial Officer and Treasurer

Date: April 14, 2009

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	2009 Stock Incentive Plan, as amended